OMB APPROVAL

OMB Number:	3235-0060
Expires:	January 31, 2008
Estimated average burden
hours per response:	38.0

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 15, 2005
TEKTRONIX, INC.
(Exact name of registrant as specified in its charter)

OREGON	001-04837	93-0343990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 SW Karl Braun Drive Beaverton, Oregon	97077
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 627-7111
No Change
(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On December 15, 2005 Tektronix, Inc. reported its results of operations for the second fiscal quarter ended November 26, 2005. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

	(99.1)	Press release of Tektronix, Inc. dated December 15, 2005, announcing financial results for the second fiscal quarter ended
November 26, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2005

TEKTRONIX, INC.
By:	/s/ COLIN L. SLADE
Colin L. Slade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Tektronix, Inc. dated December 15, 2005, announcing financial results for the second fiscal quarter ended November 26, 2005.